Exhibit 31.2

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Seguin Natural Hair Products Inc. for the year ended March 31, 2022, I, Danny Iandoli Chief Executive Officer and Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the year ended March 31, 2023 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 10-K for the year ended March 31, 2023 fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: September 24, 2026	SEGUIN NATURAL HAIR PRODUCTS INC.

	By:	/s/ Danny Iandoli
Danny Iandoli
Chief Executive Officer and Principal Financial Officer